                FIRST AMENDMENT TO FIFTH RESTATED LOAN AGREEMENT


     THIS FIRST AMENDMENT TO FIFTH RESTATED LOAN AGREEMENT (hereinafter called the "First Amendment") executed as of the 31st day of December, 1996, by and among CLAYTON WILLIAMS ENERGY, INC., a Delaware corporation ("CWE"), WARRIOR GAS CO., a Texas corporation ("Warrior") (CWE and Warrior being hereinafter sometimes collectively referred to as "Borrower"), CWEI ACQUISITIONS, INC., a Delaware corporation (hereinafter referred to as "Guarantor"), BANK ONE, TEXAS, N.A., a national banking association ("Bank One"), BANQUE PARIBAS, a French banking corporation ("Paribas") and THE FIRST NATIONAL BANK OF CHICAGO, a national banking association ("FNB"), (Bank One, Paribas and FNB each in their capacity as a lender hereunder, together with each and every future holder of any note issued pursuant to the Loan Agreement, as hereinafter defined, are hereinafter collectively referred to as "Banks" and individually as "Bank") and BANK ONE, TEXAS, N.A., as "Agent".

                              W I T N E S S E T H:

     WHEREAS, Borrower and Banks entered into a Fifth Restated Loan Agreement dated as of July 18, 1996 (the "Loan Agreement") under the terms of which Banks agreed to provide a reducing revolving loan facility to Borrower; and

     WHEREAS, Borrower and Banks have agreed to make certain other changes to the Loan Agreement.

     NOW, THEREFORE, the parties hereby agree to amend the Loan Agreement as follows:

     1. Unless otherwise defined herein, all defined terms used herein shall have the same meaning ascribed to such terms in the Loan Agreement.

     2. Section 1 of the Loan Agreement is hereby amended in the following respects:

          (a) Subsection (e) of Section 1 is hereby deleted in its entirety and the following inserted in lieu thereof:

               "(e) BASE RATE MARGIN - The fluctuating Base Rate Margin in effect from day to day shall be:

                    (i) three-eighths of one percent (3/8%) per annum whenever the Total Outstandings are greater than 75% of the Elected Borrowing Limit in effect at the time in question;

                    (ii) one-fourth of one percent (1/4%) per annum
               whenever the Total Outstandings are greater than 50%, but less than or equal to 75%, of the Elected Borrowing Limit in effect at the time in question;

                    (iii) one-eighth of one percent (1/8%) per annum whenever the Total Outstandings are greater than 25%, but less than or equal to 50%, of the Elected Borrowing Limit in effect at the time in question;

                    (iv) zero, whenever the Total Outstandings are 25% or
               less of the Elected Borrowing Limit in effect at the time in question."

          (b) Subsection (j) of Section 1 is hereby deleted in its entirety and the following inserted in lieu thereof:

               "(j) CASH FLOW - The Williams Consolidated Entities' cash flow from operations before working capital charges, excluding cash flow attributable to Vendor Financing, calculated in accordance with GAAP for the fiscal quarter being measured."

          (c) Subsection (o) of Section 1 is hereby deleted in its entirety and the following inserted in lieu thereof:

               "(o) DEBT SERVICE - At the end of each fiscal quarter, the sum of (i) the current portion of all notes payable as defined by GAAP (excluding amounts outstanding on the Revolving Commitment), plus (ii) the average Revolving Commitment during such quarter divided by sixteen, plus (iii) the sum of all amounts paid or payable by Borrower during such fiscal quarter as a result of its election made pursuant to Section 9(b)(C)."

          (d) Subsection (aa) of Section 1 is hereby deleted in its entirety and the following inserted in lieu thereof:

               "(aa)     EURODOLLAR MARGIN - The fluctuating Eurodollar
          Margin in effect from day to day shall be:

                    (i) one and three-quarters percent (1.75%) per annum whenever the Total Outstandings are greater than 75% of the Elected Borrowing Limit in effect at the time in question;

                    (ii) one and one-half percent (1.50%) per annum whenever the Total Outstandings are greater than 50%, but less than or equal to 75%, of the Elected Borrowing Limit in effect at the time in question;

                    (iii) one and one-quarter percent (1.25%) per
               annum whenever the Total Outstandings are greater than 25%, but less than or equal to 50%, of the Elected Borrowing Limit in effect at the time in question;

                    (iv) one percent (1%) per annum whenever the Total Outstandings are 25% or less of the Elected Borrowing Limit in effect at the time in question.

     3. Section 8(a) of the Loan Agreement is hereby amended by deleting the reference therein to "one-half of one percent (1/2%)" and substituting in lieu thereof the words "one-quarter of one percent (1/4%)".

     4.   Section 13 is hereby amended in the following respect:

          (a) Section 13(j) is hereby amended by deleting subsection (i) therefrom and substituting the following in lieu thereof:

               "(i) repurchase or redemption of its stock in an amount not to exceed $3,000,000.00 in the aggregate (excluding commissions) and . . ."

          (b) Section 13(k) is hereby amended by deleting the "." at the end of subsection (v) thereof, substituting "; and" in lieu thereof and by adding the following new subsection (vi) thereto:

               "(vi) repurchasing Borrower's stock permitted by
               Section 13(j) hereof."

     5. As of the date hereof, the Borrowing Base shall be $35,000,000 and the Monthly Monthly Commitment Reduction shall be $0 per month until redetermined pursuant to Section 7(b) of the Loan Agreement.

     6. This First Amendment shall be effective as of the date first above written (the "Effective Date").

     7. The obligation of the Banks under this First Amendment shall be subject to the following conditions precedent:

          (a) EXECUTION AND DELIVERY. Borrower shall have executed and delivered to the Agent this First Amendment and other required documents, all in form and substance satisfactory to the Agent;

          (b) CORPORATE RESOLUTIONS. Agent shall have received appropriate certified corporate resolutions for each Borrower and Guarantor;

          (c) OTHER DOCUMENTS. The Agent shall have received such other instruments and documents incidental and appropriate to the transaction provided for herein as the Agent or its counsel may reasonably request, and all such documents shall be in form and substance satisfactory to the Agent; and

          (d) LEGAL MATTERS SATISFACTORY. All legal matters incident to the consummation of the transactions contemplated hereby shall be satisfactory to special counsel for the Agent retained at the expense of Borrower.

     8. Except to the extent its provisions are specifically amended, modified or superseded by this First Amendment, the representations, warranties and affirmative and negative covenants of the Borrower contained in the Loan Agreement are incorporated herein by reference for all purposes as if copied herein in full. The Borrower hereby restate and reaffirm each and every term and provision of the Loan Agreement, including, without limitation, all representations, warranties and affirmative and negative covenants.

     9. Borrower hereby represents and warrants that all factual information heretofore and contemporaneously furnished by or on behalf of Borrower to Banks for purposes of or in connection with this First Amendment does not contain any untrue statement of a material fact or omit to state any material fact necessary to keep the statements contained herein or therein from being misleading. Each of the foregoing representations and warranties shall constitute a representation and warranty of Borrower made under the Loan Agreement, and it shall be an Event of Default if any such representation and warranty shall prove to have been incorrect or false in any material respect at the time given. Each of the representations and warranties made under the Loan Agreement (including those made herein) shall survive and not be waived by the execution and delivery of this First Amendment or any investigation by Bank.

     10. The Borrower agrees to indemnify and hold harmless the Banks and their respective officers, employees, agents, attorneys and representatives (singularly, an "Indemnified Party", and collectively, the "Indemnified Parties") from and against any loss, cost, liability, damage or expense (including the reasonable fees and out-of-pocket expenses of counsel to the

Banks, including all local counsel hired by such counsel) ("Claim") incurred by the Banks in investigating or preparing for, defending against, or providing evidence, producing documents or taking any other action in respect of any commenced or threatened litigation, administrative proceeding or investigation under any federal securities law, federal or state environmental law, or any other statute of any jurisdiction, or any regulation, or at common law or otherwise, which is alleged to arise out of or is based upon any acts, practices or omissions or alleged acts, practices or omissions of the Borrower or their agents or arises in connection with the duties, obligations or performance of the Indemnified Parties in negotiating, preparing, executing, accepting, keeping, completing, countersigning, issuing, selling, delivering, releasing, assigning, handling, certifying, processing or receiving or taking any other action with respect to the Loan Documents and all documents, items and materials contemplated thereby even if any of the foregoing arises out of an Indemnified Party's ordinary negligence. The indemnity set forth herein shall be in addition to any other obligations or liabilities of the Borrower to the Banks hereunder or at common law or otherwise, and shall survive any termination of this Agreement, the expiration of the Loan and the payment of all indebtedness of the Borrower to the Banks hereunder and under the Notes, provided that the Borrower shall have no obligation under this Section 10 to the Bank with respect to any of the foregoing arising out of the gross negligence or willful misconduct of the Banks. If any Claim is asserted against any Indemnified Party, the Indemnified Party shall endeavor to notify the Borrower of such Claim (but failure to do so shall not affect the indemnification herein made except to the extent of the actual harm caused by such failure). The Indemnified Party shall have the right to employ, at the Borrower's expense, counsel of the Indemnified Parties' choosing and to control the defense of the Claim. The Borrower may at its own expense also participate in the defense of any Claim. Each Indemnified Party may employ separate counsel in connection with any Claim to the extent such Indemnified Party believes it reasonably prudent to protect such Indemnified Party. THE PARTIES INTEND FOR THE PROVISIONS OF THIS SECTION 10 TO APPLY TO AND PROTECT EACH INDEMNIFIED PARTY FROM THE CONSEQUENCES OF STRICT LIABILITY IMPOSED OR THREATENED TO BE IMPOSED ON ANY INDEMNIFIED PARTY AS WELL AS FROM THE CONSEQUENCES OF ITS OWN NEGLIGENCE, WHETHER OR NOT THAT NEGLIGENCE IS THE SOLE, CONTRIBUTING, OR CONCURRING CAUSE OF ANY CLAIM.

     11. WRITTEN LOAN AGREEMENT. THE LOAN AGREEMENT, AS AMENDED BY THIS FIRST AMENDMENT REPRESENTS THE FINAL AGREEMENT BETWEEN AND AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN AND AMONG THE PARTIES.

     12. The Guarantor is executing this First Amendment in its capacity as Guarantor for the sole purpose of acknowledging the existence of the First Amendment to Fifth Restated Loan Agreement and consenting to the execution thereof by the Borrower.

     IN WITNESS WHEREOF, the parties have caused this First Amendment to Fifth Restated Loan Agreement to be duly executed as of the date first above written.

                              BORROWER:

                              CLAYTON WILLIAMS ENERGY, INC.,
                              a Delaware corporation



                              By:    /s/ L. Paul Latham
                                 -----------------------------------------
                                   L. Paul Latham,
                                   Executive Vice President


                              WARRIOR GAS CO.,
                              a Texas corporation



                              By:    /s/ L. Paul Latham
                                 -----------------------------------------
                                   L. Paul Latham,
                                   Vice President


                              GUARANTOR:

                              CWEI ACQUISITIONS, INC.,
                              a Delaware corporation



                              By:    /s/ L. Paul Latham
                                 -----------------------------------------
                                   L. Paul Latham,
                                   President

                              BANKS:

                              BANK ONE, TEXAS, N.A.,
                              a national banking association



                              By:   /s/ Reed V. Thompson
                                 -----------------------------------------
                                   Reed V Thompson,
                                   Vice President


                              BANQUE PARIBAS
                              a French banking corporation



                              By:     /s/ Brian Malone
                                 -----------------------------------------
                              Name:       Brian Malone
                              Title:      Vice President



                              By:   /s/ Marian Livingston
                                 -----------------------------------------
                              Name:       Marian Livingston
                              Title:      Vice President


                              THE FIRST NATIONAL BANK OF CHICAGO
                              a national banking association



                              By:  /s/ Ronald L. Dierker
                                 -----------------------------------------
                              Name:     Ronald L. Dierker
                              Title:    Authorized Agent

                              AGENT:

                              BANK ONE, TEXAS, N.A.,
                              a national banking association



                              By:   /s/ Reed V. Thompson
                                 -----------------------------------
                                   Reed V. Thompson,
                                   Vice President